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EXHIBIT 99.1


                                 [NETGURU LOGO]


Bruce Nelson              Santanu Das                Dan Matsui/Eugene Heller
Chief Financial Officer   Chief Operating Officer    Silverman Heller Associates
(714) 974-2500 x-215      (714) 974-2500 x-329       (310) 208-2550

                        NETGURU INC. REPORTS FISCAL 2004
                       FOURTH QUARTER AND YEAR END RESULTS
          Posts Profit For Quarter, Improved Operating Results for Year
                  Expects Growth, Profitability in Fiscal 2005

Yorba Linda, Calif.-- May 26, 2004 -- netGuru, Inc. (Nasdaq: NGRU) reported financial results for fiscal 2004 fourth-quarter and year ended March 31, 2004.

The Company reported net income, including an income tax benefit of $149,000, of $77,000, or $0.01 per diluted share for the quarter. For the fourth-quarter 2003, the Company reported a net loss of $1.5 million, or $(0.09) per diluted share.

Net revenues for the quarter were $5.1 million, compared to $4.6 million in fourth quarter of 2003. Engineering software revenues increased due to additional regional and international offices established in the prior year and new revenue streams from OEM (other/original equipment manufacturer) relationships enabling core engineering products to be bundled with software in other niche vertical disciplines. Sales of collaborative software products and related engineering services also rose.

Gross profit for the quarter was $3.5 million, or 69% of net revenues, compared to $2.9 million, or 63% of net revenues, in fourth-quarter 2003. Operating expenses for the quarter fell to $3.5 million from $4.2 million in the prior year quarter. Research and development and depreciation expenses were slightly lower, and selling, general and administrative expenses fell to $2.8 million from $3.3 million in the comparable quarter of fiscal 2003. The Company reported operating income of $14,000 versus an operating loss of $1.3 million in the fourth quarter last year.

Net loss for fiscal 2004 narrowed to $3.1 million, or $(0.18) per diluted share, compared to a net loss of $10.5 million, or $(0.61) per diluted share, in the prior fiscal year. Fiscal 2003 net loss included $5.8 million for the write-off of goodwill as a result of netGuru's adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

Net revenues for the year were $17.7 million, compared to $18.3 million in the prior fiscal year. The decrease in revenues was due primarily to lower Web-based telecommunications services revenues.

However, gross profit for the year rose to $12.0 million, or 68% of net revenues, compared to $10.4 million, of 57% of net revenues, for the prior year. Operating expenses for the year were $14.2 million versus $15.0 million in the prior year. Research and development and depreciation expenses were slightly lower, and selling, general and administrative expenses were $11.2 million, compared to $11.4 million in the prior year.

Amrit Das, netGuru chief executive officer, commented: "We are pleased with achieving our fourth-quarter goal of net profitability and improved operating results for the year. Our new management team's focus on our core products and services and our continued monitoring of operating costs has contributed to these results and is expected to continue in subsequent periods. Furthermore, we are making progress with transitioning our traditional IT services to an engineering BPO (business process outsourcing) model, which includes building



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our infrastructure in India to services our expanding worldwide network of customers. We are excited about netGuru's prospects for further growth and profitability in fiscal 2005."

ABOUT NETGURU
netGuru is an engineering information technology and services company offering engineering analysis and design software, collaborative software solutions, and professional and technical IT services and support to businesses worldwide. netGuru serves its global markets and clients through offices located in the United States, Europe, Asia, and the Middle East, and through distributors in 40 countries. The Company licenses its engineering software and solutions to more than 20,000 businesses in 85 countries. For more information please visit www.netguru.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 With the exception of historical or factual information, the matters discussed in this press release, including future sales/revenues, implementing BPO services, cost and expense reductions, market expansion, new opportunities, and future financial results, are forward looking statements that involve risks and uncertainties. Actual future results may differ. Factors that could cause or contribute to such differences in results include, but are not limited to, market acceptance and use of the Company's products, market conditions in Asia and worldwide, engineering needs, our ability to increase revenue and control costs and expenses, and technological change, economic conditions, changes in governmental regulations and policies, competitive products and services, unforeseen technical issues, and other factors discussed in the "Risk Factors" Section of the company's Form 10-KSB for the fiscal year ended March 31, 2003, as filed with the U.S. Securities and Exchange Commission.

                      [Financial tables on following pages]



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
                                          NETGURU, INC. AND SUBSIDIARIES
                                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                (In thousands, except share and per share amounts)

                                                                             MARCH 31, 2004       MARCH 31, 2003
                                                                                                    (RESTATED)
                                                                            ----------------     ----------------
                                                      ASSETS
Current assets:
    Cash and cash equivalents                                               $         1,746      $         2,772
    Accounts receivable (net of allowance for doubtful accounts of $615
      and $695, as of March 31, 2004 and March 31, 2003, respectively)                3,352                2,654
    Income tax receivable                                                                16                   88
    Notes and related party loans receivable                                             35                  670
    Deposits                                                                             67                   --
    Prepaid expenses and other current assets                                         1,183                  857
    Assets of subsidiary held for sale                                                  258                  709
                                                                            ----------------     ----------------
           Total current assets                                                       6,657                7,750

Property, plant and equipment, net                                                    2,215                3,099
Goodwill (net of accumulated amortization of $3,652)                                  2,941                2,941
Other assets                                                                            217                  523
                                                                            ----------------     ----------------
                                                                            $        12,030      $        14,313
                                                                            ================     ================

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt                                       $           975      $         1,340
    Current portion of capital lease obligations                                        109                  412
    Accounts payable                                                                    629                  763
    Accrued expenses                                                                  1,210                1,117
    Income taxes payable                                                                 55                   79
    Deferred revenues                                                                 1,888                2,094
    Other liabilities                                                                   208                  234
    Accrued restructuring costs                                                          --                  199
    Liabilities of subsidiary held for sale                                             103                   51
                                                                            ----------------     ----------------
           Total current liabilities                                                  5,177                6,289

Long-term bank debt, net of current portion                                           1,381                1,270
Capital lease obligations, net of current portion                                       368                  627
Deferred gain on sale-leaseback                                                         748                  817
                                                                            ----------------     ----------------

           Total liabilities                                                          7,674                9,003
                                                                            ----------------     ----------------

Stockholders' equity:
    Preferred stock, par value $.01 (Authorized 5,000,000 shares;
      no shares issued and outstanding)                                                  --                   --
    Common stock, par value $.01; authorized 150,000,000 shares;
      issued and outstanding 18,087,154 and 17,325,150 shares as
      of March 31, 2004 and March 31, 2003, respectively                                181                  173
    Additional paid-in capital                                                       35,303               33,322
    Accumulated deficit                                                             (30,444)             (27,334)
    Accumulated other comprehensive loss:
       Cumulative foreign currency translation adjustments                             (684)                (851)
                                                                            ----------------     ----------------

           Total stockholders' equity                                                 4,356                5,310
                                                                            ----------------     ----------------
                                                                            $        12,030      $        14,313
                                                                            ================     ================


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
                                                  NETGURU, INC. AND SUBSIDIARIES
                                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (In thousands, except share and per share amounts)

                                                     THREE MONTHS         THREE MONTHS         TWELVE MONTHS        TWELVE MONTHS
                                                         ENDED                ENDED                ENDED                ENDED
                                                    MARCH 31, 2004       MARCH 31, 2003       MARCH 31, 2004       MARCH 31, 2003
                                                                           (RESTATED)                                (RESTATED)
                                                   ----------------     ----------------     ----------------     ----------------
Net revenues:
    Engineering and collaborative software
      products and services                        $         3,491      $         2,794      $        11,550      $         9,529
    IT services                                              1,287                1,367                4,994                5,586
    Web-based telecommunications services                      287                  419                1,154                3,173
                                                   ----------------     ----------------     ----------------     ----------------
           Total net revenues                      $         5,065      $         4,580      $        17,698      $        18,288

Cost of revenues:
    Engineering and collaborative software
      products and services                                    301                  250                1,011                  893
    IT services                                              1,024                1,063                3,950                4,212
    Web-based telecommunications services                      191                  390                  725                2,804
                                                   ----------------     ----------------     ----------------     ----------------
           Total cost of revenues                            1,516                1,703                5,686                7,909

                                                   ----------------     ----------------     ----------------     ----------------
           Gross profit                                      3,549                2,877               12,012               10,379
                                                   ----------------     ----------------     ----------------     ----------------

Operating expenses:
    Selling, general and administrative                      2,834                3,259               11,162               11,353
    Research and development                                   469                  483                2,069                2,092
    Depreciation                                               232                  278                  956                1,088
      Impairment charge                                         --                  192                   --                  259
      Restructuring                                             --                   --                   --                  194
                                                   ----------------     ----------------     ----------------     ----------------
           Total operating expenses                          3,535                4,212               14,187               14,986
                                                   ----------------     ----------------     ----------------     ----------------

           Operating income (loss)                              14               (1,335)              (2,175)              (4,607)
                                                   ----------------     ----------------     ----------------     ----------------

Other expense (income):
    Interest, net                                              116                   85                  610                  267
    Other                                                      (21)                 (42)                (129)                 (38)
                                                   ----------------     ----------------     ----------------     ----------------
           Total other expense                                  95                   43                  481                  229
                                                   ----------------     ----------------     ----------------     ----------------

Loss from continuing operations before income
    taxes and cumulative effect of a change in
    accounting principle                                       (81)              (1,378)              (2,656)              (4,836)
Income tax (benefit) expense                                  (149)                  51                   15                 (204)
                                                   ----------------     ----------------     ----------------     ----------------
Income (loss) from continuing operations
    before cumulative effect of a change in                     68               (1,429)              (2,671)              (4,632)
    accounting principle

  Income (loss) from discontinued operations                     9                 (104)                (439)                 (73)
                                                   ----------------     ----------------     ----------------     ----------------
Income (loss) before cumulative effect of a
    change in accounting principle                              77               (1,533)              (3,110)              (4,705)
                                                   ----------------     ----------------     ----------------     ----------------
Cumulative effect of a change in accounting                     --                   --                   --               (5,824)
      principle
                                                   ----------------     ----------------     ----------------     ----------------
           Net Income (loss)                       $            77      $        (1,533)     $        (3,110)     $       (10,529)
                                                   ================     ================     ================     ================


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
                                                 NETGURU, INC. AND SUBSIDIARIES
                                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - continued
                                        (In thousands, except share and per share amounts)

                                                     THREE MONTHS         THREE MONTHS         TWELVE MONTHS        TWELVE MONTHS
                                                         ENDED                ENDED                ENDED                ENDED
                                                    MARCH 31, 2004       MARCH 31, 2003       MARCH 31, 2004       MARCH 31, 2003
                                                                           (RESTATED)                                (RESTATED)
                                                   ----------------     ----------------     ----------------     ----------------
Income (loss) per common share:

     Income (loss) per common share from
       continuing operations (Basic)               $          0.00      $         (0.08)     $         (0.15)     $         (0.27)
     Income (loss) from discontinued operations                 --                (0.01)               (0.03)                  --
     Cumulative per share effect of a change
       in accounting principle                                  --                   --                   --                (0.34)

                                                   ----------------     ----------------     ----------------     ----------------
     Basic net loss per common share               $          0.00      $         (0.09)     $         (0.18)     $         (0.61)
                                                   ================     ================     ================     ================
     Diluted net income (loss) per common share    $          0.01      $         (0.09)     $         (0.18)     $         (0.61)
                                                   ================     ================     ================     ================

Common shares used in computing basic net loss
    per common share:                                   18,044,297           17,325,150           17,602,584           17,309,704
                                                   ================     ================     ================     ================
Common shares used in computing diluted net
    income (loss) per common share:                     19,813,808           17,325,150           17,602,584           17,309,704
                                                   ================     ================     ================     ================